                                                                   EXHIBIT 99.1

                          $500,000,000 (APPROXIMATE)
                            RECREATIONAL, EQUIPMENT
                              AND CONSUMER TRUST
                                 SERIES 1997-C

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

     Set forth below is information regarding certain retail installment sales contracts and promissory notes for the purchase of a variety of consumer products and equipment having a principal balance of $130,150,791.14 as of the Cut-off Date (the "Contracts"). The Contracts represent all of the Subsequent Contracts which will be conveyed by the Company to the Trust on the Closing Date in connection with the above-captioned offering. Information with respect to the Initial Contracts is as set forth in the Prospectus Supplement dated September 8, 1997 relating to the above-captioned offering. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

     The Subsequent Contracts were originated between September 1987 and September 1997. The Subsequent Contracts (i) had a remaining maturity, as of the Cutoff Date, of at least 8 months, but not more than 240 months, (ii) had an original maturity of at least 11 months, but not more than 240 months, (iii) had an original principal balance of at least $1,335.90 and not more than $1,900,170.00, (iv) had a remaining principal balance as of the Cutoff Date of at least $1,008.82 and not more than $1,900,170.00, and (v) had a contractural rate of interest of at least 7.15% and not more than 21.25%.

                         Characteristics of Contracts

----------------------------------------------------------------------------------------------------------------------
                                                           Percent                           Percent of     Average
                                            Number of     of Number         Principal        Principal     Principal
Asset Type                                  Contracts    of Contracts        Balance          Balance       Balance
----------------------------------------------------------------------------------------------------------------------
Aircraft..................................       122            1.74%     14,319,416.57         11.00%     117,372.27
Trucks....................................       523            7.45%     37,679,132.29         28.96%      72,044.23
Recreational Vehicles.....................     1,270           18.10%     28,578,432.30         21.96%      22,502.70
Motorcycle................................     2,051           29.24%     18,415,423.89         14.15%       8,978.75
Keyboard..................................       219            3.12%      2,162,363.42          1.66%       9,873.81
Marine Products...........................     1,113           15.86%     17,963,928.25         13.80%      16,140.10
Horsetrailers.............................       580            8.27%      5,560,145.47          4.27%       9,586.46
Sport Vehicles............................     1,038           14.79%      4,971,229.74          3.82%       4,789.24
Home Improvement..........................       100            1.43%        500,719.21          0.38%       5,007.19
----------------------------------------------------------------------------------------------------------------------
Total                                          7,016          100.00%   $130,150,791.14        100.00%     $18,550.57
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                              Weighted       Weighted       Weighted      Weighted
                                              Average        Average         Average      Average
                                             Rem. Term      Orig. Term       Coupon      Orig. LTV
----------------------------------------------------------------------------------------------------------------------
Aircraft..................................     168.34         168.35          9.64           87%
Trucks....................................      52.81          52.83         10.73           92%
Recreational Vehicles.....................     157.22         157.53          9.76           79%
Motorcycle................................      65.96          66.18         12.90           83%
Keyboard..................................      73.33          73.52         11.27           83%
Marine Products...........................     141.80         142.04         10.42           84%
Horsetrailers.............................     115.12         115.35         11.37           84%
Sport Vehicles............................      52.33          52.58         15.47           84%
Home Improvement..........................      93.53          93.53         14.42
----------------------------------------------------------------------------------------------------------------------
Total                                          105.73         105.89         10.89           85%
----------------------------------------------------------------------------------------------------------------------

______________
(1) Based on scheduled payments due after the Cutoff Date and assuming no prepayments on the Contracts.



                GEOGRAPHICAL CONCENTRATION OF CONTRACTS

                                                                 PRINCIPAL             % OF
                            NUMBER OF         PERCENT OF          BALANCE              POOL
                         CONTRACTS AS OF      NUMBER OF            AS OF             PRINCIPAL
STATE(1)                   CUTOFF DATE        CONTRACTS         CUTOFF DATE           BALANCE
--------                 ---------------      ----------      ---------------      -------------
Alabama.................          146             2.08          3,046,802.26            2.34
Alaska..................           17              .24            575,436.00             .44
Arizona.................          350             4.99          4,569,662.19            3.51
Arkansas................           57              .81          1,530,092.20            1.18
California..............        1,237            17.62         19,656,584.40           15.10
Colorado................          130             1.85          2,784,759.64            2.14
Connecticut.............           78             1.11            614,880.98             .47
Delaware................           17              .24            621,829.92             .48
District of Columbia....            6              .09             48,205.54             .04
Florida.................          580             8.27         11,690,694.05            8.98
Georgia.................          200             2.85          4,701,034.40            3.61
Hawaii..................           36              .51            331,892.22             .26
Idaho...................           20              .29            374,010.55             .29
Illinois................          150             2.14          2,770,957.76            2.13
Indiana.................           94             1.34          3,647,656.62            2.80
Iowa....................           37              .53            761,057.02             .58
Kansas..................           22              .31          3,024,419.42            2.32
Kentucky................           72             1.03          1,062,548.56             .82
Louisiana...............           91             1.30          1,733,417.90            1.33
Maine...................           13              .19             89,498.23             .07
Maryland................          127             1.81          5,091,120.88            3.91
Massachusetts...........           82             1.17            727,970.94             .56
Michigan................           66              .94          2,059,400.72            1.58
Minnesota...............          134             1.91          2,693,246.54            2.07
Mississippi.............           49              .70            839,551.93             .65
Missouri................          165             2.35          3,101,897.49            2.38
Montana.................           15              .21            191,203.89             .15
Nebraska................           28              .40            454,418.56             .35
New Hampshire...........           13              .19            149,073.13             .11
New Jersey..............          216             3.08          1,861,492.53            1.43
New Mexico..............           89             1.27          1,157,955.96             .89
Nevada..................          118             1.68          2,311,548.05            1.78
New York................          191             2.72          2,623,452.78            2.02
North Carolina..........          348             4.96          3,945,608.71            3.03
North Dakota............            8              .11            141,502.00             .11
Ohio....................          138             1.97          4,832,895.63            3.71
Oklahoma................          123             1.75          2,796,472.82            2.15
Oregon..................          138             1.97          2,440,171.85            1.87
Pennsylvania............          112             1.60          2,247,692.13            1.73
Rhode Island............            9              .13             58,840.68             .05
South Carolina..........          113             1.61          3,072,142.63            2.36
South Dakota............           24              .34            558,072.89             .43
Tennessee...............          175             2.49          3,040,815.17            2.34
Texas...................          795            11.32         13,012,126.05           10.00
Utah....................           22              .31            447,651.94             .34
Vermont.................            4              .06             15,664.26             .01
Virginia................          140             2.00          1,468,388.03            1.13
Washington..............          159             2.27          3,762,232.20            2.89
West Virginia...........            5              .07            106,900.41             .08
Wisconsin...............           46              .66          1,043,038.09             .80
Wyoming.................           11              .16            262,802.39             .20
                                -----           ------       ---------------       ---------
Total...................        7,016           100.00%      $130,150,791.14          100.00%
                                =====           ======       ===============       =========

(1) Based on the address of the Obligor set forth in Green Tree's Records.

                       DISTRIBUTION OF CONTRACT AMOUNTS



                 Range For Original                                                 Scheduled Principal
                  Contract Amount                                Loan Count             Outstanding            Percent
------------------------------------------------                 ----------         -------------------        -------
    Less than $10,000............................                   3,761               21,180,316.38              16.28
    Between   $10,000 and  $19,999...............                   1,955               27,468,825.26              21.12
    Between   $20,000 and  $29,999...............                     496               11,945,246.84               9.18
    Between   $30,000 and  $39,999...............                     209                7,184,264.67               5.52
    Between   $40,000 and  $49,999...............                     120                5,342,426.91               4.10
    Between   $50,000 and  $59,999...............                      93                5,087,586.77               3.91
    Between   $60,000 and  $69,999...............                      69                4,429,805.20               3.40
    Between   $70,000 and  $79,999...............                      57                4,282,699.42               3.29
    Between   $80,000 and  $89,999...............                      74                6,307,599.07               4.85
    Between   $90,000 and  $99,999...............                      51                4,803,366.31               3.69
    Between  $100,000 and $109,999...............                      37                3,844,436.75               2.95
    Between  $110,000 and $119,999...............                      18                2,043,582.50               1.57
    Between  $120,000 and $129,999...............                       6                  734,990.98                .56
    Between  $130,000 and $139,999...............                       9                1,214,558.76                .93
    Between  $140,000 and $149,999...............                       5                  726,651.49                .56
    Between  $150,000 and $159,999...............                       5                  776,628.70                .60
    Between  $160,000 and $169,999...............                       3                  491,380.26                .38
    Between  $170,000 and $179,999...............                       2                  350,456.00                .27
    Between  $180,000 and $189,999...............                       2                  367,368.97                .28
    Between  $190,000 and $199,999...............                       1                  197,859.34                .15
    Between  $200,000 and $249,999...............                      13                2,892,128.54               2.22
    Between  $250,000 and $299,999...............                       6                1,653,210.22               1.27
    Between  $300,000 and $349,999...............                       1                  331,401.44                .25
    Between  $350,000 and $399,999...............                       4                1,498,614.54               1.15
    Between  $400,000 and $449,999...............                       3                1,264,199.68                .97
    Between  $450,000 and $499,999...............                       4                1,911,259.19               1.47
    Between  $500,000 and $549,999...............                       1                  500,000.00                .38
    Between  $550,000 and $599,999...............                       0                         .00                .00
    Between  $600,000 and $649,999...............                       3                1,859,037.57               1.43
    Between  $650,000 and $699,999...............                       0                         .00                .00
    Between  $700,000 and $749,999...............                       2                1,446,437.58               1.11
    Between  $750,000 and $799,999...............                       0                         .00                .00
    Between  $800,000 and $849,999...............                       0                         .00                .00
    Between  $850,000 and $899,999...............                       0                         .00                .00
    Between  $900,000 and $949,999...............                       1                  905,114.00                .70
    Between  $950,000 and $999,999...............                       0                         .00                .00
    Over     $1,000,000..........................                       5                7,109,337.80               5.46
                                                                 ----------          -----------------          --------
    Grand Totals.................................                   7,016            $ 130,150,791.14             100.00%
                                                                 ==========          =================          ========

--------
(1) The largest original Contract amount is $1,900,170.00 which represents 1.46% of the aggregate principal balance of the Contracts as of the Cut-off Date.


                       YEAR OF ORIGINATION OF CONTRACTS


                   Year of Original                                                 Scheduled Principal
                       Contract                                  Loan Count             Outstanding            Percent
------------------------------------------------                 ----------         ------------------         --------
    1987........................................                       1                    5,862.77                *
    1988........................................                       6                   19,093.65                .01
    1993........................................                       1                    1,008.82                *
    1995........................................                       1                   19,360.65                .01
    1996........................................                       9                   91,948.96                .07
    1997........................................                   6,998              130,013,516.29              99.91
                                                                 ----------         ------------------         --------
    Grand Totals................................                   7,016            $ 130,150,791.14             100.00%
                                                                 ==========         ==================         ========

*Indicates an amount greater than zero but less than .005% of the Principal
 Balance of the Subsequent Contracts as of the Cutoff Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                               AGGREGATE PRINCIPAL
                          NUMBER OF CONTRACTS  BALANCE OUTSTANDING
LOAN-TO-VALUE RATIO        AS OF CUTOFF DATE    AS OF CUTOFF DATE   % OF POOL PRINCIPAL BALANCE
-------------------       -------------------  -------------------  ---------------------------
Less than 61                        704             6,756,060.06                5.19%
From      61 to 65                  226             2,675,988.35                2.06
From      66 to 70                  275             3,782,556.28                2.91
From      71 to 75                  512             7,113,631.69                5.47
From      76 to 80                  725            13,244,940.83               10.18
From      81 to 85                1,043            18,985,905.33               14.59
From      86 to 90                2,230            37,372,715.75               28.70
From      91 to 95                  669            17,049,720.62               13.10
Over      95                        632            23,169,272.23               17.80
                                  -----           --------------             --------
   Grand Total                    7,016           130,150,791.14              100.00%
                                  =====           ==============             ========



                                 CONTRACT RATES

                                                  AGGREGATE PRINCIPAL
 RANGE OF CONTRACTS BY        NUMBER OF CONTRACTS BALANCE OUTSTANDING
     CONTRACT RATE             AS OF CUTOFF DATE   AS OF CUTOFF DATE   % OF POOL PRINCIPAL BALANCE
 ---------------------        ------------------- -------------------  ---------------------------

From  7.00001 to  8.00000                8             3,589,429.02               2.76%
From  8.00001 to  9.00000              244            20,025,985.50              15.39
From  9.00001 to 10.00000              875            32,262,677.15              24.79
From 10.00001 to 11.00000            1,616            31,783,296.02              24.42
From 11.00001 to 12.00000              982            14,192,948.48              10.90
From 12.00001 to 13.00000              812            10,229,968.50               7.86
From 13.00001 to 14.00000              847             7,580,379.93               5.82
From 14.00001 to 15.00000              615             4,679,779.75               3.60
From 15.00001 to 16.00000              423             2,574,396.89               1.98
From 16.00001 to 17.00000              276             1,548,334.24               1.19
Over 17.00000%                         318             1,683,603.66               1.29
                                     -----           --------------            --------
   Grand Total                       7,016           130,150,791.14             100.00%
                                     =====           ==============            ========

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                       AGGREGATE PRINCIPAL
    MONTHS REMAINING           NUMBER OF CONTRACTS     BALANCE OUTSTANDING
    AS OF CUTOFF DATE           AS OF CUTOFF DATE       AS OF CUTOFF DATE       % OF POOL PRINCIPAL BALANCE
   ------------------          -------------------     -------------------      ---------------------------
Less than 15                             19                    45,514.75                    .03%
From       15 to 30                     331                 2,554,746.65                   1.96
From       31 to 45                     624                 8,659,008.94                   6.65
From       46 to 60                   2,663                42,237,451.76                  32.46
From       61 to 75                     744                 9,568,889.51                   7.35
From       76 to 90                     581                 8,860,172.54                   6.81
From       91 to 105                    229                 2,714,698.04                   2.09
From      106 to 120                    642                11,024,084.49                   8.47
From      121 to 135                      1                    23,698.36                    .02
From      136 to 150                    663                12,275,354.73                   9.43
From      151 to 165                      0                          .00                    .00
From      166 to 180                    471                24,388,371.92                  18.74
From      181 to 195                      0                          .00                    .00
From      196 to 210                      2                   157,895.71                    .12
From      210 to 225                      0                          .00                    .00
From      226 to 240                     46                 7,640,903.74                   5.87
From      241 to 255                      0                          .00                    .00
Over      255                             0                          .00                    .00
                                      -----               --------------                --------
   Grand Total                        7,016               130,150,791.14                 100.00%
                                      =====               ==============                ========